Cash and cash equivalents	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Cash and cash equivalents

11. Cash and cash equivalents

	2025	2024

Deposits at central banks	8,640,241	4,781,039
Reverse repurchase agreement	3,611,526	2,291,807
Bank balances	2,098,976	1,943,399
Short-term investments	652,900	169,488
Other cash and cash equivalents	—	9
Total	15,003,643	9,185,742

Cash and cash equivalents are held to meet short-term cash needs and include deposits with banks and other short-term highly liquid investments with original maturities of three-months or less and with an immaterial risk of change in value.

Deposits at central banks are deposits made by the Brazilian, Colombian and Mexican subsidiaries at the local central banks. In Brazil, the average rate of remuneration was 100.0% of the Brazilian CDI rate (Interbank Reference Rate - Certificado de Depósito Interbancário) as of December 31, 2025 and December 31, 2024, with daily maturity. In Colombia and Mexico, deposits held at the local central bank are not remunerated.

Reverse repurchase agreements are mainly in Mexican pesos, using government bonds as collateral. The agreements are executed overnight with an average fixed rate of 8.3% per year as of December 31, 2025 (10.3% per year as of December 31, 2024).

Short-term investments are mainly in U.S. dollars and remunerated by a fixed-rate index averaging 3.6% per year as of December 31, 2025 (as of December 31, 2024, the amount was mainly in Brazilian Reais and the average rate of remuneration was 100.0% of the Brazilian CDI rate).